UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 01, 2004

ALLIANCE FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-15366 (Commission File Number)	16-1276885 (I.R.S. Employer Identification No.)

120 Madison Street, Syracuse, New York (Address of principal executive offices)		13202 (Zip Code)

(315) 475-4478
(Registrant’s telephone number, including area code)

_________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        John H. Buck resigned from the Registrant’s Board of Directors effective September 1, 2004.

Item 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

        The Registrant’s Bylaws have been amended to reflect its current management structure, which employs a single Chief Executive Officer rather than co-CEOs, and to amend certain other provisions, relating primarily to supermajority Board vote requirements, which were adopted in connection with its formation by merger in 1998 and which are no longer relevant to the registrant’s governance.

        A copy of the Bylaws of Alliance Financial Corporation is attached as Exhibit 3-1 to this Current Report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE FINANCIAL CORPORATION
Date: September 3, 2004	By: /s/ Jack H. Webb —————————————— Jack H. Webb Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3-1	Bylaws of Alliance Financial Corporation